Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 4 FOR THE MONTH ENDING: March 2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,843,068.34

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$37,782.53

3.	BEGINNING BALANCE:	$5,805,285.81

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Payments on residual interests	$17,133.76
	OTHER (SPECIFY) Closing of accounts/Dividends	$7,364.17
	OTHER (SPECIFY) Tax refunds	$4,018.74
	OTHER** (SPECIFY) Refunds	$81,137.51

	TOTAL RECEIPTS THIS PERIOD:	$109,654.18
5.	BALANCE:	$5,914,939.99

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$130,924.69

TOTAL DISBURSEMENTS THIS PERIOD***:	$130,924.69

7.	ENDING BALANCE:	$5,784,015.30

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

*	All receipts must be deposited into the general account.

*   All receipts must be deposited into the general account.
**Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
03/02/10	1035	San Diego Gas & Electric	Utilities	$213.98
03/05/10	1036	Time Warner Cable	Internet services	$52.56
03/08/10	1037	Federal Express	Shipping services	$58.80
03/02/10	1038	Ace Parking Management	Parking services	$650.00
03/02/10	1039	Department of Motor Vehicles	Automobile registration	$1,214.00
03/08/10	1040	Ace Parking Management	Parking services	$100.00
03/08/10	1042	Lincoln National Insurance Company	Health insurance premiums	$134.17
03/08/10	1043	Lincoln National Insurance Company	Health insurance premiums	$57.10
03/08/10	1044	Lincoln National Insurance Company	Health insurance premiums	$48.40
03/03/03	1045	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$32,625.66
03/09/10	1046	Public Storage	Storage services	$124.54
03/11/10	1047	Marc Yahl	Consulting services	$555.00
03/15/10	1048	Federal Express	Shipping services	$10.16
03/15/10	1049	Coffee Ambassador		$98.87
03/12/10	1050	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$11,208.04
03/19/10	1051	State Compensation Insurance Fund	Workers compensation insurance premium	$330.08
03/19/10	1052	Joseph Kiley	Expense reimbursement	$854.54
03/24/10	1053	A Quality Connection	Telephone services	$725.00
03/25/10	1054	Anthony Rusnak	Expense reimbursement	$513.76

03/25/10	1055	Melanie O'Donnell	Expense reimbursement	$1,025.80
03/23/10	1056	Boyer Moving & Storage	Relocation of furniture	$1,760.00
03/29/10	1057	Freedom Voice	Telephone services	$158.00
03/25/10	1058	888 Prospect LJ, LLC	Office rent	$19,321.68
03/19/10	1059	Takeo Sasaki	Consulting - accounting services	$6,931.50
03/25/10	1060	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$35,460.51
03/29/10	1061	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$16,532.54
03/31/10	1063	Cristina McNaught	Janitorial services	$160.00

TOTAL DISBURSEMENTS THIS PERIOD          $ 130,924.69
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 03/31/10	$5,784,015.30

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount
1062	3/29/10	$321.68
1064	3/31/10	$750.00
1065	3/31/10	$805.75

Total outstanding checks	<1,877.43>

Bank statement adjustments**

Adjusted bank balance	$5,782,137.87

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$21,898.67

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$21,883.09

3.	BEGINNING BALANCE	$15.58

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$95,826.75

5.	BALANCE	$95,842.33

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
3/03/10	Payroll fee	NPS Payroll Services	67.00
3/03/10	Transfer payroll 1/1 to 2/28	NPS Payroll Services	12,325.93
3/03/10	Transfer payroll 1/1 to 2/28	NPS Payroll Services	20,232.73
3/12/10	Payroll fee	NPS Payroll Services	58.00
3/12/10	Transfer payroll 3/1 to 3/15	NPS Payroll Services	4,025.15
3/12/10	Transfer payroll 3/1 to 3/15	NPS Payroll Services	7,124.89
3/26/10	Payroll fee	NPS Payroll Services	87.75
3/26/10	Transfer payroll 2/19/to 3/15	NPS Payroll Services	11,199.32
3/26/10	Transfer payroll 2/19 to 3/15	NPS Payroll Services	24,173.44
3/30/10	Payroll fee	NPS Payroll Services	61.00
3/30/10	Transfer payroll 3/16 to 3/31	NPS Payroll Services	5,795.93
3/30/10	Transfer payroll 3/16 to 3/31	NPS Payroll Services	10,736.61

TOTAL DISBURSEMENTS THIS PERIOD:	$95,887.75

7.	ENDING BALANCE:	$	<45.42>
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 3/31/2010	$	<45.42>

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$	<45.42>

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00

8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT		$5,784,015.30
PAYROLL ACCOUNT	$	<45.42>
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*: Torrey Pines Bank 4350 Executive Drive, Suite 130 San Diego, CA 92121 Money Market Account		$9,070.97
OTHER MONIES*:_______________	$
PETTY CASH**		$250.00
TOTAL CASH AVAILABLE		$5,805,551.39
    NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

*Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

**Attach exhibit itemizing all petty cash transactions.

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated:_____________________	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

$

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
888 Prospect LJ, LLC	Monthly	$19,321.68	None	None

			TOTAL DUE	None

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$95,887.75

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$ 0.00	$0.00
STATE WITHHOLDING	$	$
FICA - EMPLOYER'S SHARE	$	$
FICA - EMPLOYEE'S SHARE	$	$
FEDERAL UNEMPLOYMENT	$	$
STATE WITHHOLDING	$	$
SALES AND USE	$	$
REAL PROPERTY	$	$
OTHER: (SPECIFY)	$	$
TOTAL:	$	$

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTS Pre-Petition	RECEIVABLE Post-Petition
30 days or less	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	See attached	schedule
Worker Compensation
Casualty
Vehicle

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
12/31/09	$3,100.00	$325.00	1/29/10	$325.00	$0.00
3/31/10	$165,607.22	$1,625.00		$0.00	$1,625.00

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII.                  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
Joseph W. Kiley	March 11, 2010	$10,000/month	$33,871.00 (for period of 12/18/09 to 3/31/10)
Anthony Rusnak	March 11, 2010	$148,000/year, and additional amounts in insider compensation request	$46,673.09 (for period of 12/18/09 to 3/31/10)

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.                  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	87,908.95	107,515.36
Payroll Taxes	7,705.05	9,882.36
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense	19,321.68	19,321.68
Insurance	16,408.52	71,124.52
Telephone and Utilities	659.18	5,163.06
Repairs, Maintenance, Janitorial, Office, Plant Service	1,851.69	2,877.20
Travel and Entertainment (Itemize)
Mileage, Parking and Auto	769.94	815.23
Meals	329.94	329.94
Airfare	0.00	12,500.00
Miscellaneous Operating Expenses (Itemize)
Insurance - Employees	(89,827.19)	(103,776.20)
Workers Compensation Insurance	330.08	1,394.08
Parking Services	1,500.00	2,950.00
Storage and Moving	2,690.29	4,306.45
Bank Service Charges	0.00	2,464.10
Payroll Fees	273.75	1,340.25
Office Supplies	41.07	41.07
Postage and Shipping	212.90	672.84
Employee Expense	0.00	(58.05)
Advertising	0.00	(1,000.00)
Taxes and Licenses	1,214.00	1,214.00
US Trustee Fees	0.00	325.00
Total Operating Expenses	51,389.85	139,402.89

Net Gain/(Loss) from Operations

Non-Operating Income:
Interest on Cash Accounts	3.07	84.78
Gain (Loss) on Sale of Assets	0.00	(9,980.14)
Prudential Stock Dividends	0.00	1,332.10
Mark to Market on CSV of Life Insurance Policies	177,574.64	236,241.82
Distribution from ITLA Loan Securitization	0.00	0.00
Total Non-Operating income	177,577.71	227,678.56

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal Expense	113,036.38	268,780.14
Audit and Accounting	6,737.00	6,737.00
Consulting	12,411.89	15,679.89
Other (Itemize)	(1.43)	(1.43)
Total Non-Operating Expenses	132,183.84	291,195.60
NET INCOME/(LOSS)	(5,995.98)	(202,919.93)
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	5,791,413.92
Restricted Cash
Other (Itemize)
Security Deposit Held by Landlord	24,530.95
Money Market Accounts	0.00
Total Current Assets		5,815,944.37

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
Net Property, Plant, and Equipment

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Cash Improperly Withheld in former ICB account (City National Bank)	47,285.39
Common Stock - Prudential Financial	115,132.00
Residual Interest in Securities	440,347.88
Investment in ITLA Mortgage Loan Securitization 2002-1	75,000.00
Investments in Subordinated Trusts	2,600,000.00
Automobiles	165,350.00
Furniture and Equipment	43,824.55
Accrued Interest on Subordinated Trusts	209,803.78
Current and Deferred Income Taxes	11,196,564.29
Delaware Franchise Taxes	99,945.00
Prepaid Expenses, Net	213,370.74
Interests in Insurance Policies	5,371,199.17
Interest in Rabbi Trust Agreement	2,016,939.05
Other	51,628.96
Contingent Debts Owed to Debtor	15,400,000.00

Total Other Assets		38,046,390.81

TOTAL ASSETS		43,862,335.18

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities		0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	101,786,895.19

Total Prepetition Liabilities		101,786,895.19
TOTAL LIABILITIES		101,786,895.19

EQUITY:
Prepetition Owners' Equity	(57,741,774.08)
Postpetition Profit/(Loss)	(202,919.93)
Direct Charges to Equity	20,134.00
TOTAL EQUITY		(57,924,560.01)

TOTAL LIABILITIES & EQUITY		43,862,335.18

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
X        No.
____   Yes.   Explain ________________________________________________________________________________________________
_________________________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
X         No.
_____  Yes.  Amount, to whom, and for what period? _______________________________________________________________________________
______________________________________________________________________________________________________________________________

3.       State what progress was made during the reporting period toward filing a plan of reorganization:
The Debtor filed for chapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation ("FDIC") seized its subsidiary, Imperial Capital Bank.  The Debtor and its Board of Directors are presently analyzing various restructuring options to determine the beset return for the Debtor's unsecured creditors.  Given that the Debtor is a public company with substantial net operating losses, the Debtor may be able to implement a business restructuring, rather than a chapter 11 liquidation.  On April 15, 2010, the bankruptcy court entered an order extending the Debtor's plan exclusivity period for 60 days.

4.        Describe potential future developments which may have a significant impact on the case.
As stated above, the Debtor and its Board of Directors are analyzing various restructuring options.  The result of such analysis will dictate the future of the Debtor's chapter 11 case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
           X       No.
           ____  Yes. Please set forth the amounts and the source of the income.
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________

    I, Joseph W. Kiley, Chief Executive Officer (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: April 20, 2010	/s/ Joseph W. Kiley
Principal for debtor-in-possession